THE LOU HOLLAND TRUST
The Lou Holland Growth Fund

SUPPLEMENT DATED October 13, 2009
TO THE PROSPECTUS DATED May 1, 2009

*** Important Notice Regarding Fund Reorganization ***

Proposed Reorganization.  On September 13, 2009, the Board of Trustees (the “Board”) of The Lou Holland Trust (the “Trust”) approved, subject to shareholder approval, a proposed reorganization (the “Reorganization”) of the Lou Holland Growth Fund (the “Fund”), a series of the Trust, into a newly created series of Forum Funds (“Forum”), the Lou Holland Growth Fund (the “New Fund”).  Holland Capital Management LLC (the “Adviser”), the adviser to the Fund, recommended the Reorganization to the Board.  In order to accomplish the Reorganization, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”).  After the Reorganization, the New Fund would continue to be managed by the Adviser in accordance with the same investment objective and strategies utilized immediately prior to the Reorganization.

The Plan provides for (1) the transfer of the Fund’s assets and stated liabilities to the New Fund in exchange solely for the Investor Shares class of the New Fund; and (2) the Fund to distribute the shares of the New Fund to its shareholders.  Shareholders of the Fund will receive the number of full and fractional shares of the Investor Shares class of the New Fund equal in value to the full and fractional shares of the Fund held by the shareholders prior to the Reorganization. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

The Board has called a shareholder meeting where shareholders will consider and vote on the Plan.  This meeting will occur at the offices of Holland Capital Management LLC, One North Wacker Drive, Suite 700, Chicago, Illinois 60606, on or about December 16, 2009.  If approved by shareholders, the Reorganization is scheduled to occur on or about December 31, 2009.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE